November 2011 Investor Presentation clinical quality clinical quality innovative care models innovative care models better communities better communities Leading Home Health & Hospice Exhibit 99.1

Leading Home Health & Hospice
Forward-looking statements
This presentation may include forward-looking statements as defined by the
Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events.
Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual
Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and
Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor
Relations department at (800) 467-2662.
We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law.
2
www.amedisys.com
NASDAQ: AMED
We encourage everyone to visit the
Investors Section of our website at
www.amedisys.com, where we
have posted additional important
information such as press releases,
profiles concerning our business
and clinical operations and control
processes, and SEC filings.
We intend to use our website to
expedite public access to time-
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Company in advance of or in lieu of
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filing with the SEC disclosing the
same information.

Leading Home Health & Hospice
83%
17%
Home Health Hospice
Company overview

• Founded in 1982, publicly listed 1994
• 572 locations in 45 states
• Leading provider of home health services
- Services include skilled nursing and therapy
services
• Growing hospice business
• 94% of home health revenue is episodic
based (both Medicare & non-Medicare)
17,000 employees
Home Health Division:
-3Q11 admissions of 69,000
-8.4 million annualized visits
Hospice Division:
- Average daily census = 4,902
- Average length of stay = 86 days
1 For the quarter ended September 30, 2011
Stats
Revenue Mix

Leading Home Health & Hospice
Management team
William F. Borne, Chairman and CEO
Founder and CEO since 1982
29 years leading the industry
Ronald LaBorde, President
Board member since 1997; 23 years of executive level
management and financial experience
HR Solutions, Piccadilly Cafeterias
Tim Barfield, Chief Development Officer
16 years of corporate development experience
Gov. Bobby Jindal , Vinson & Elkins, The Shaw Group
Dale E. Redman, CPA, Chief Financial Officer
35 years of senior level financial experience
Winward Capital, United Companies Financial

James T. Robinson, Executive VP Home Health
and Hospice
20 years in health care innovation and leadership
American CareSource Holding, VistaCare, St. Jude Medical,
Hewlet Packard Medical, Xerox Corp.
Jeffrey D. Jeter, Chief Compliance Officer
15 years of health care law and compliance expertise
Former Medicaid prosecutor, LA AG for DOJ
Michael O. Fleming, Chief Medical Officer
29 years as a family physician
Former President of AAFP, first home health industry CMO
G. Patrick Thompson, Chief Information Officer
24 years of corporate administration experience
Arthur Andersen, Turner Industries, The Shaw Group

Leading Home Health & Hospice Agency Locations 5 482 - Home Health locations 90 - Hospice locations *As of September 30, 2011

$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$ in Millions
$1,118
$1,409
$1,493
$369
$310
2008
2009
2010
3Q 2010
3Q 2011
Home Health Revenue

Leading Home Health & Hospice
Home Health Division

• Industry leader
– Strong national footprint – 482 locations across 45 states
– $310 million revenue in 3Q 2011
– 83% Medicare revenue in 3Q 2011
• Strong clinical quality
• World-class technology platform
• Well positioned to capitalize
on organic and consolidation
opportunities

$ in Millions
$160
$140
$120
$100
$80
$60
$40
$20
$-
$69
$104
$141
$36
$65
2008
2009
2010
3Q 2010
3Q 2011
Hospice Revenue

Leading Home Health & Hospice
Hospice Division

• 90 locations across 24 states
– $65 million revenue in 3Q 2011
– 94% Medicare revenue in 3Q 2011
• Operational efficiencies drive strong margins
• Quality care drives referral growth
• Partnered with the country’s largest and leading home health company
– Offering comprehensive
continuum of at-home care
– Collective resources to drive
operational and clinical
excellence
– Cross referral opportunities
to drive growth

Medicare Reimbursement
$70
$60
$50
$40
$30
$20
$10
$-
$ in Billions
2009-2019
CAGR
Home Health 9.35%
Hospice 5.40%
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019
$18 $20 $21 $23 $25 $28 $31 $33 $37 $40 $44
$13 $13 $14 $15 $15 $16 $17 $18 $19 $20 $22
Home Health
Hospice

Amedisys

Leading Home Health & Hospice 8 Source: Congressional Budget Office baseline reports (home health figures from 2010 report, hospice figures from 2009 report) Medicare market size

3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
-4.0%
-5.0%
-6.0%
% Reimbursement Change
1.8%
1.4%
1.8%
2.5%
-5.2%
-2.4%
-3.5%
2010
2011
2012
Home Health
Home Health Free Standing
Hospice

Leading Home Health & Hospice Medicare Reimbursement 9

Leading Home Health & Hospice
Legislative Update

Joint Select Committee
• November 23 committee vote deadline
• December 23 Congress vote deadline
• Failure results in sequestration
Industry legislative proposal
• Targeting fraud and abuse
• Removing therapy thresholds
• Promoting value based pricing
• Meeting deficit reduction goals while minimizing impact to patients

Leading Home Health & Hospice
Company Realignment/Executive Changes

• Realignment
– Disposing of ~50 care centers with annualized revenue of $34 million and $10 million in contribution losses
– Reorganizing field into 5 geographic regions
– Enhanced leadership focus on business development
• Chief Operating Officer departed
– Combining leadership of home health and hospice under Jim
Robinson
– Better capture of home health and hospice synergies
• Chief Financial Officer retiring in 1Q 2012
– Ronnie LaBorde appointed President, additionally assuming CFO role in 1Q 2012

Leading Home Health & Hospice
Value Proposition
• Home health is the lowest total cost, lowest daily cost, and provides care over the longest period of time

*Source: National Association for Home Health & Hospice, Medpac June 2010 Data Book
Hospital SNF Home Health
Average Cost of Stay $28,191 $14,688 $5,293
Average Length of Stay 4.9 days 27 days 106 days
Per Diem Cost $5,765 $544 $50

Leading Home Health & Hospice Our Long Term Operating Tenets 13

Clinical Excellence
Growth
Efficiency

% of Patients
100
90
80
70
60
50
40
30
20
10
0
58
53
52
51
66
62
68
65
70
58
91
89
53
44
28
28
Impovement in Ambulation
Improvement in Transferring
Improvement in Bathing
Improvement in Pain
Breathing Improvement
Improvement of Surgical Wounds
Improvement in Mgmt of Oral Meds
Acute Care Hospitalization*
Amedisys
Footprint

Leading Home Health & Hospice
Focus on Clinical Outcomes
Amedisys vs. Footprint – Outcomes June 2011
•
Exceeded or met 8 out of 8 outcomes vs. footprint of reported measures
* Lower % is better
Source:  Medicare

Clinical Excellence
Growth
Efficiency

Same Store Episodic-Based Admission Growth[1]

20%
15%
10%
5%
0%
-5%
-10%
15%
3%
12%
6%
17%
-4%
2009
2010
YTD 2011
Home Health
Hospice

Leading Home Health & Hospice
Growth - Organic

1
Same store episodic-based admission growth is the percent increase in our same store episodic-based admissions for the period as a percent of the same store episodic-based admissions of the prior period.
•
Utilizing CRM tool
•
Training
•
Reorganized business development leadership
•
Managed care

Clinical Excellence
Growth
Efficiency

ME
VT
NH
NY
MA
CT
RI
PA
NJ

Amedisys

Leading Home Health & Hospice
Beacon Acquisition
• Premier hospice in Northeast
– 23 locations
– $80 million in revenue
– Quality provider
– Strong leadership and operations
– Closed acquisition in June 2011
Beacon Hospice Care Centers
Amedisys Hospice Care Centers
Amedisys Home Health Care Centers

Clinical Excellence
Growth
Efficiency

•Proprietary
•Home care design
•Data depository
•Peoplesoft
•Current/ future growth
AMS
ERP System
Point-of-care
Field refresh
•Accuracy
•Completeness
•At the bedside
•Clinical dashboard
• Untethers clinical staff from bricks + mortar

Leading Home Health & Hospice Efficiency – Systems Infrastructure 17

Leading Home Health & Hospice Financial Review 18

Leading Home Health & Hospice
Goodwill & Other Adjustments
• 3Q11 non-cash goodwill impairment of $574 million
– Charge associated with home health division
– Non cash; no impact on liquidity, debt covenants or cash flow
• Other one-time costs
– Legal costs
– Severance, closures and write-offs
– Medicare quality bonus payments

$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
Revenue (in Millions)
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
Adjusted EPS
2004
2005
2006
2007
2008
2009
2010
2011
Revenue
Projected Revenue
Adj. EPS
Projected Adj. EPS

Amedisys

Leading Home Health & Hospice Financial highlights 20

Leading Home Health & Hospice

Summary financial results
($ in millions, except per share data and
DSO)
2009 2010 3Q10 3Q11
Net revenue $1,513.5 $1,634.3 $404.7 $374.9
Gross margin 789.0 813.9 198.4 169.2
CFFO 247.7 206.3 47.2 27.8
Adjusted EBITDA¹
261.8 242.0 51.9 29.4
Adjusted Fully-diluted EPS²
$4.89 $4.29 $0.89 $0.36
Days Sales Outstanding 33.9 32.8 30.8 35.9
1
Adjusted EBITDA is defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest (income) expense, and depreciation and amortization plus certain adjustments (i.e certain items incurred in 2010  and 2011 which are detailed in our Form 8-K filed with the Securities and Exchange Commission on February 22, 2011 and November 1,
2011, respectively). Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
2
Adjusted diluted earnings per share is defined as diluted earnings per share plus the earnings per share effect of certain adjustments (i.e. certain items incurred in 2010  and 2011 which are detailed in our form 8-K filed with the Securities and Exchange Commission on February 22, 2011 and November 1, 2011, respectively). Adjusted diluted earnings per share should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted diluted earnings per share may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.

Leading Home Health & Hospice

Summary performance results
2009 2010 3Q10 3Q11
Home Health
Agencies at period end 521 486 537 482
Total visits 8,702,146 9,065,549 2,260,608 2,113,413
Episodic-based admissions 231,782 253,763 63,472 58,145
Episodic-based completed
episodes
411,975 424,988 104,997 98,020
Episodic-based revenue
per episode
$3,166 $3,311 $3,294 $2,975
Hospice
Agencies at period end 65 67 72 90
Total admissions 9,002 11,510 2,782 4,608
Hospice days 784,577 1,051,209 273,989 450,956
Daily census 2,150 2,880 2,978 4,902
Average length of stay 82 87 87 86

Leading Home Health & Hospice

Summary balance sheet
Dec. 31, 2010 Sep. 30, 2011
Assets
Cash $       120.3 $       29.5
Accounts Receivable, Net 141.5 151.2
Property and Equipment 138.6 146.9
Goodwill 791.4 335.8
Other 108.1 183.4
Total Assets $    1,299.9 $      846.8
Liabilities and Equity
Debt $       181.9 $        153.3
All Other Liabilities 238.3 181.5
Equity 879.7 512.0
Total Liabilities and Equity $   1,299.9 $      846.8
Leverage Ratio 0.8x 0.9x

Leading Home Health & Hospice 24 Liquidity • Cash balance at 9/30/11 = $29M • Available line of credit (LOC): 9/30/11 = $231M • 2011 estimated CFFO - Cap Ex = $75M - $85M

Leading Home Health & Hospice

Guidance
Calendar Year 2011
Net revenue: $1.475 - $1.5 billion
EPS: $1.90 - $2.00
Diluted shares: 29.3 million
1
Guidance excludes the effects of the following: non-cash impairment charge, any future acquisitions, if any are made; effects of any share repurchases; non-recurring costs (i.e.
certain items) that may be incurred during the year; or the impact of the final 2012
Medicare rate changes.
2
Provided as of the date of our form 8-K filed with the Securities and Exchange Commission on
November 1, 2011.
1
2

Leading Home Health & Hospice
Investment Rationale
• Favorable industry growth rates
• IT infrastructure/scalability
• Clinical quality and innovation
• Strong liquidity and capital position
• Future consolidation opportunities

Leading Home Health & Hospice
Contact information
Kevin B. LeBlanc
Director of Investor Relations
Amedisys, Inc.
5959 S. Sherwood Forest Boulevard
Baton Rouge, LA 70816
Office: 225.299.3391
Fax: 225.298.6435
kevin.leblanc@amedisys.com